_________________________________________________________________
_________________________________________________________________



                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                             FORM 8-K
                          CURRENT REPORT



                  Pursuant to Section 13 or 15 (d)
               of the Securities Exchange Act of 1934



                         November 6, 1997
                          Date of Report
                 (Date of Earliest Event Reported)




                       FCS LABORATORIES, INC.
        (Exact name of Registrant as specified in its charter)


                       Commission File Number
                              0-13154



       Arizona                                  95-2568559
(State of Incorporation)                 (I.R.S. Employer ID No.)



2330 So. Industrial Park Avenue, Tempe, Arizona         85282
   (Address of principal executive offices)          (Zip Code)



                           (602) 966-7248
        (Registrant's telephone number, including area code)

_________________________________________________________________
_________________________________________________________________

ITEM 5 - OTHER EVENTS


Mr. Gary A. Griffin has resigned as a member of the Board of Directors. This resignation was effective November 6, 1997. Mr.
Griffin had served as a Director of the Company since July 1982.

At a meeting held telephonically on November 7, 1997, the Board of Directors of the Company elected Salvatore V. Sigona to fill the vacancy created by the resignation of Mr. Griffin.

Mr. Sigona, 59, joined the FCS Laboratories group of companies in 1989 as Director of Operations for Iatric Corporation and, since that time, has held various positions. Currently, Mr. Sigona serves as President and as a member of the Board of Directors of the Company's five operating subsidiaries.










                              Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, authorized officer.





Date: December 23, 1997               FCS LABORATORIES, INC.



                                      /s/ Nicholas A. Gallo, III
                                      __________________________
                                      Nicholas A. Gallo, III
                                      Chairman, member of the
                                      Board of Directors
                                      and President